      As filed with the Securities and Exchange Commission on June 1, 2001.
                                                 Registration No. 333-__________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM S-8

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                            ------------------------

                              SERENA SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                                     94-2669809
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                        500 AIRPORT BOULEVARD, 2ND FLOOR
                        BURLINGAME, CALIFORNIA 94010-1904
                          (Address, including Zip Code,
                         of Principal Executive Offices)

                        1999 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plan)
                                MARK E. WOODWARD
                              SERENA SOFTWARE, INC.
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                        500 AIRPORT BOULEVARD, 2ND FLOOR
                        BURLINGAME, CALIFORNIA 94010-1904
                                 (650) 696-1800
                      (Name, address, and telephone number,
                   including area code, of agent for service)

                                 WITH A COPY TO:
                              Corinna M. Wong, Esq.
                                Baker & McKenzie
                                 660 Hansen Way
                           Palo Alto, California 94304
                                 (650) 856-2400

                            ------------------------

                         CALCULATION OF REGISTRATION FEE

================================================ ============ =================== =================== ==============
                                                  AMOUNT TO    PROPOSED MAXIMUM    PROPOSED MAXIMUM     AMOUNT OF
           TITLE OF SECURITIES TO BE                 BE         OFFERING PRICE    AGGREGATE OFFERING  REGISTRATION
                REGISTERED (1)                   REGISTERED      PER SHARE(2)         PRICE (2)            FEE
------------------------------------------------ ------------ ------------------- ------------------- --------------
Common Stock, $0.001 par value
------------------------------------------------ ------------ ------------------- ------------------- --------------
     to be issued under the Amended and           1,927,500        $25.975           $50,066,813       $12,516.70
Restated 1997 Stock Option and Incentive Plan      Shares
------------------------------------------------ ------------ ------------------- ------------------- --------------
     to be issued under the 1999 Employee          575,000         $25.975           $14,935,625        $3,733.91
Stock Purchase Program                             Shares
------------------------------------------------ ------------ ------------------- ------------------- --------------
     to be issued under the 1999 Director          60,000          $25.975            $1,558,500         $389.63
Option Plan                                        Shares
------------------------------------------------ ------------ ------------------- ------------------- --------------
TOTAL                                             2,562,500                          $66,560,938       $16,640.24
                                                   Shares
================================================ ============ =================== =================== ==============


(1) Shares of common stock of Serena Software, Inc. (the "Company"), $0.001 par value per share (the "Common Stock"), being registered hereby relate to the Serena Software, Inc. Amended and Restated 1997 Stock Option and Incentive Plan, 1999 Employee Stock Purchase Plan and the 1999 Director Stock Option Plan (collectively, the "Plans"). Pursuant to Rule 416 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), there are also being registered such additional shares of Common Stock as may become issuable pursuant to the anti-dilution provisions of the Plans.

(2) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(c) and (h) promulgated under the Securities Act on the basis of the average of the high and low sale prices of the Common Stock on May 30, 2001, as reported on the Nasdaq National Market System.

================================================================================

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 3.       INCORPORATION OF DOCUMENTS BY REFERENCE

         The documents listed in (a) through (b) below are hereby incorporated by reference into this Registration Statement. All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), prior to the filing of a post-effective amendment to the Registration Statement which indicates that all shares of Common Stock offered hereunder have been sold or which deregisters all shares then remaining unsold, shall be deemed to be incorporated herein by reference and to be a part hereof from the date of filing of such documents.

         (a) The Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2001, filed on April 30, 2001;

         (b) The Company's description of its common stock, which is contained in its registration statement on Form 8-A, filed pursuant to Section 12(g) the Exchange Act on January 22, 1999, including any amendments or reports filed for the purpose of updating such descriptions.

ITEM 4.       DESCRIPTION OF SECURITIES

         Not Applicable.

ITEM 5.       INTEREST OF NAMED EXPERTS AND COUNSEL

         None.

ITEM 6.       INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Section 145 of the Delaware General Corporation Law permits a corporation to include in its charter documents, and in agreements between the corporation and its directors and officers, provisions expanding the scope of indemnification beyond that specifically provided by the current law.

         Article IX of our Amended and Restated Certificate of Incorporation provides for the indemnification of directors to the fullest extent permissible under Delaware Law.

         Article VI of our Bylaws provides for the indemnification of officers, directors and third parties acting on behalf of the Company if such person acted in good faith and in a manner reasonably believed to be in and not opposed to the best interest of the Company, and, with respect to any criminal action or proceeding, the indemnified party had no reason to believe his conduct was unlawful.

         We have entered into indemnification agreements with our directors and executive officers, in addition to the indemnification provided for in our Bylaws, and intend to enter into indemnification agreements with any new directors and executive officers in the future.

ITEM 7.       EXEMPTION FROM REGISTRATION CLAIMED.

         None.

ITEM 8.       EXHIBITS.

The following are filed as exhibits to this Registration Statement:

EXHIBIT NO.           DESCRIPTION
-----------           -----------
4.1                   Amended and Restated Certificate of Incorporation of the
                      Company (incorporated by reference to Exhibit 3.1 to the
                      Company's Registration Statement on Form S-1/A filed with
                      the Securities and Exchange Commission on January 25, 1999
                      (Registration No. 333-67761)).

4.2 Bylaws of the Company (incorporated by reference to Exhibit 3.2B to the Company's Registration Statement on
                      Form S-1 filed with the Securities and Exchange Commission on November 23, 1998 (Registration No. 333-67761)).


4.3                   Amended and Restated 1999 Stock Option and Incentive Plan
                      (incorporated by reference to Exhibit 10.2A to the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on November 23,
                      1998 (Registration No. 333-67761)).

4.4                   Form of Option Agreement under the Amended and Restated
                      1999 Stock Option and Incentive Plan (incorporated by reference to Exhibit 10.2B to the Company's Registration
                      Statement on Form S-1 filed with the Securities and Exchange Commission on November 23, 1998 (Registration
                      No. 333-67761)).

4.5                   Form of Restricted Stock Purchase Agreement under the
                      Amended and Restated 1999 Stock Option and Incentive Plan
                      (incorporated by reference to Exhibit 10.2C to the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on November 23,
                      1998 (Registration No. 333-67761)).

4.6 1999 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.3A to the Company's Registration
                      Statement on Form S-1 filed with the Securities and Exchange Commission on November 23, 1998 (Registration
                      No. 333-67761)).

4.7                   Form of Subscription Agreement under the 1999 Employee
                      Stock Purchase Plan (incorporated by reference to Exhibit
                      10.3B to the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on November 23, 1998 (Registration No. 333-67761)).

4.8                   1999 Director Option Plan (incorporated by reference to
                      Exhibit 10.4A to the Company's Registration Statement on
                      Form S-1 filed with the Securities and Exchange
                      Commission on November 23, 1998 (Registration No.
                      333-67761)).

4.9                   Form of Option Agreement under the 1999 Director Option
                      Plan (incorporated by reference to Exhibit 10.4B to the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on November 23,
                      1998 (Registration No. 333-67761)).

5.1* Opinion of Baker & McKenzie as to legality of securities being registered.

23.1*                 Consent of Baker & McKenzie (contained in Exhibit 5.1).

23.2*                 Consent of KPMG LLP.

24.1* Power of Attorney (included on the signature page of the Registration Statement).

----------------
* filed herewith

ITEM 9.       UNDERTAKINGS.

         (a)  The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement;

                  (iii) To include any material information with respect to the Plan of Distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the Registration Statement is on Form S-3, Form S-8, or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Burlingame, California, on June 1, 2001.


                              SERENA SOFTWARE, INC.



                              By: /s/ MARK E. WOODWARD
                                 -----------------------------------------------
                                 Mark E. Woodward
                                 President, Chief Executive Officer and Director

                                POWER OF ATTORNEY

         Each person whose signature appears below hereby authorizes Mark E. Woodward to file one or more amendments (including post-effective amendments) to this Registration Statement, which amendments may make such changes in this Registration Statement as each of them deems appropriate, and each such person hereby appoints Mark E. Woodward as attorney-in-fact to execute in the name and on behalf of the Company and any such person, individually and in each capacity stated below, any such amendments to this Registration Statement.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

             SIGNATURE                                        TITLE                            DATE
             ---------                                        -----                            ----
/s/ MARK E. WOODWARD                              President, Chief Executive Officer       June 1, 2001
-------------------------------------             and Director (Principal Executive
MARK E. WOODWARD                                  Officer)


/s/ ROBERT I. PENDER, JR.                         Vice President, Finance and              June 1, 2001
-------------------------------------             Administration, Chief Financial
ROBERT I. PENDER, JR                              Officer and Director (Principal
                                                  Financial and Accounting Officer)


/s/ DOUGLAS D. TROXEL                             Chairman of the Board of Directors       June 1, 2001
-------------------------------------             and Chief Technology Officer
DOUGLAS D. TROXEL


/s/ ALAN H. HUNT                                  Director                                 June 1, 2001
-------------------------------------
ALAN H. HUNT


/s/ JERRY T. UNGERMAN                             Director                                 June 1, 2001
-------------------------------------
JERRY T. UNGERMAN


/s/ RICHARD A. DOERR                              Director                                 June 1, 2001
-------------------------------------
RICHARD A. DOERR

                                  EXHIBIT INDEX

EXHIBIT NO.           DESCRIPTION
-----------           -----------
4.1                   Amended and Restated Certificate of Incorporation of
                      the Company (incorporated by reference to Exhibit 3.1 to
                      the Company's Registration Statement on Form S-1/A filed
                      with the Securities and Exchange Commission on January 25,
                      1999 (Registration No. 333-67761)).

4.2 Bylaws of the Company (incorporated by reference to Exhibit 3.2B to the Company's Registration Statement on
                      Form S-1 filed with the Securities and Exchange Commission on November 23, 1998 (Registration No. 333-67761)).

4.3                   Amended and Restated 1999 Stock Option and Incentive Plan
                      (incorporated by reference to Exhibit 10.2A to the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on November 23,
                      1998 (Registration No. 333-67761)).

4.4                   Form of Option Agreement under the Amended and Restated
                      1999 Stock Option and Incentive Plan (incorporated by reference to Exhibit 10.2B to the Company's Registration
                      Statement on Form S-1 filed with the Securities and Exchange Commission on November 23, 1998 (Registration
                      No. 333-67761)).

4.5                   Form of Restricted Stock Purchase Agreement under the
                      Amended and Restated 1999 Stock Option and Incentive Plan
                      (incorporated by reference to Exhibit 10.2C to the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on November 23,
                      1998 (Registration No. 333-67761)).

4.6 1999 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.3A to the Company's Registration
                      Statement on Form S-1 filed with the Securities and Exchange Commission on November 23, 1998 (Registration
                      No. 333-67761)).

4.7                   Form of Subscription Agreement under the 1999 Employee
                      Stock Purchase Plan (incorporated by reference to Exhibit
                      10.3B to the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on November 23, 1998 (Registration No. 333-67761)).

4.8                   1999 Director Option Plan (incorporated by reference to
                      Exhibit 10.4A to the Company's Registration Statement on
                      Form S-1 filed with the Securities and Exchange
                      Commission on November 23, 1998 (Registration No.
                      333-67761)).

4.9                   Form of Option Agreement under the 1999 Director Option
                      Plan (incorporated by reference to Exhibit 10.4B to the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on November 23,
                      1998 (Registration No. 333-67761)).

5.1* Opinion of Baker & McKenzie as to legality of securities being registered.

23.1*                 Consent of Baker & McKenzie (contained in Exhibit 5.1).

23.2*                 Consent of KPMG LLP.

24.1* Power of Attorney (included on the signature page of the Registration Statement).

----------------
* filed herewith